UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2015

ESSA Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-33384	20-8023072
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

200 Palmer Street, Stroudsburg, Pennsylvania	18360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 421-0531

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 27, 2015, ESSA Bancorp, Inc. (the “Company”) announced that the Company would make a payment of a cash dividend of $0.09 per share of common stock. This dividend will be paid to stockholders of record as of March 16, 2015, payable on March 30, 2015. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	ESSA Bancorp, Inc. press release dated February 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESSA BANCORP, INC.

DATE: March 2, 2015	By:	/s/ Gary S. Olson
Gary S. Olson
President and Chief Executive Officer